UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2021

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2021, at the 2021 virtual annual meeting of stockholders (the “Annual Meeting”) of ARMOUR Residential REIT, Inc. (“ARMOUR”), ARMOUR’s stockholders approved ARMOUR’s Third Amended and Restated 2009 Stock Incentive Plan (the “Third A&R Plan”), which provides for the granting of common stock, par value $0.001 per share (“Common Stock”) of ARMOUR, restricted shares of Common Stock, stock options, performance shares, performance units, stock appreciation rights, phantom shares, restricted stock units and other equity-based and cash-based awards to directors, officers and other employees and other persons who provide services to ARMOUR (each an “Eligible Individual”). Prior to the approval by the stockholders of the Third A&R Plan, ARMOUR’s existing Second Amended and Restated Stock Incentive Plan (the “Plan”) provided for the grant of up to 1,875,000 shares of Common Stock. The Third A&R Plan increases by 2,125,000 the number of shares of Common Stock authorized for issuance under the Plan. As of April 1, 2021, there were 42,123 shares that remained available for grant under the Plan. The Third A&R Plan also amends the Plan as follows: it proportionally lowers the maximum number of shares of Common Stock that may be subject to grants of certain awards to any one Eligible Individual in any fiscal year from 6,000,000 to 750,000 to reflect the one-for-eight reverse stock split of ARMOUR’s Common Stock effected in July 2015, in accordance with the terms of the Plan, and reflects certain non-material updates. Other than the proposed increase in the number of shares issuable under the Plan, the Plan has not been materially changed from its state immediately prior to the Annual Meeting.

The Third A&R Plan is described in more detail in Proposal 4 in the ARMOUR’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2021 (the “Proxy Statement”). The descriptions of the Third A&R Plan contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Third A&R Plan, a copy of which was filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

ARMOUR held its Annual Meeting at 8:00 a.m. (EDT) on May 13, 2021, for the purpose of: (i) electing ten (10) directors to ARMOUR’s Board of Directors until its 2022 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratifying the appointment of Deloitte & Touche LLP (“Deloitte”) as ARMOUR’s independent registered certified public accountants for fiscal year 2021; (iii) approving, by a non-binding advisory vote, ARMOUR’s 2020 executive compensation and (iv) approving an amendment to ARMOUR's Second Amended and Restated 2009 Stock Incentive Plan to increase the maximum number of shares that may be made subject to awards thereunder by 2,125,000 shares. For more information on the proposals described below, please refer to the Proxy Statement. As of the record date of March 19, 2021, there were a total of 67,296,322 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 49,659,314 shares of Common Stock, or approximately 74% of the shares outstanding and entitled to vote at the Annual Meeting, were represented in person or by proxy; therefore, a quorum was present.
Proposal 1 — To elect ten (10) directors to ARMOUR’s Board of Directors until its 2022 annual meeting of stockholders and until their successors are duly elected and qualified.
The ten (10) nominees proposed by ARMOUR’s Board of Directors were each elected to serve as a director until ARMOUR’s annual meeting of stockholders to be held in 2022 and until his or her successor is duly elected and qualified. The voting results for each nominee were as follows.

Nominee	For	Withheld	Broker Non-Votes
Scott J. Ulm	33,726,867	1,238,472	14,693,975
Jeffrey J. Zimmer	33,726,427	1,238,912	14,693,975
Daniel C. Staton	32,746,967	2,218,372	14,693,975
Marc H. Bell	30,175,428	4,789,911	14,693,975
Z. Jamie Behar	34,134,164	831,175	14,693,975
Carolyn Downey	33,995,228	970,111	14,693,975
Thomas K. Guba	33,861,052	1,104,287	14,693,975
Robert C. Hain	33,192,079	1,773,260	14,693,975
John P. Hollihan, III	33,792,308	1,173,031	14,693,975
Stewart J. Paperin	33,979,444	985,895	14,693,975

Proposal 2 — To ratify the appointment of Deloitte & Touche LLP as ARMOUR’s independent registered certified public accountants for fiscal year 2021.

Stockholders voted to ratify the appointment of Deloitte as ARMOUR’s independent registered certified public accountants for the fiscal year ending December 31, 2021. The proposal received the following final voting results:

For	Against	Abstain
48,961,023	382,835	315,456

Proposal 3 — To approve, by a non-binding advisory vote, ARMOUR’s 2020 executive compensation.

Stockholders voted to approve, by a non-binding advisory vote, ARMOUR’s 2020 executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
31,893,395	2,593,863	478,081	14,693,975

Proposal 4 — To approve an amendment to ARMOUR's Second Amended and Restated 2009 Stock Incentive Plan to increase the maximum number of shares that may be made subject to awards thereunder by 2,125,000 shares.

Stockholders voted to approve an amendment to ARMOUR’s Second Amended and Restated 2009 Stock Incentive Plan to increase the maximum number of shares that may be made subject to awards thereunder by 2,125,000 shares:

For	Against	Abstain	Broker Non-Votes
32,222,973	2,469,446	272,920	14,693,975

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description

10.1        ARMOUR Residential REIT, Inc.’s Third Amended and Restated 2009 Stock Incentive Plan (incorporated by reference to Appendix A to ARMOUR’s Definitive Proxy Statement on Schedule 14A, filed April 1,
2021).
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2021

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name: James R. Mountain
Title: Chief Financial Officer